                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): June 30, 2000

                              BROADCOM CORPORATION
               (Exact Name of Registrant as Specified in Charter)


         California                      000-23993                    33-0480482
 ----------------------------    --------------------------    --------------------------
       (State or Other           (Commission File Number)            (IRS Employer
       Jurisdiction of                                            Identification No.)
       Incorporation)


                  16215 Alton Parkway, Irvine, California 92618
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 450-8700

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed since Last Report)

ITEM 5. OTHER EVENTS

        On May 31, 2000 Broadcom Corporation ("Broadcom") completed the acquisition of Pivotal Technologies Corporation ("Pivotal"). Although the acquisition was not significant to Broadcom as defined in Rule 1-02(w) of Regulation S-X, Broadcom is voluntarily providing pro forma combined financial information giving effect to the acquisition.

        The following unaudited condensed pro forma combined financial statements (the "Pro Forma Statements") are based on the consolidated financial statements of Broadcom and its subsidiaries (included in the Annual Report on Form 10-K for the year ended December 31, 1999 and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2000) as adjusted to give effect to the business combination between Broadcom and Pivotal, which is being accounted for using the pooling-of-interests method of accounting. The Pro Forma Statements also include the pooled operations of Broadcom's prior acquisitions. Additionally, the Pro Forma Statements reflect adjustments made to (i) conform the accounting policies of the combined company and (ii) eliminate intercompany transactions. No adjustments have been made to give effect to expenses related to the business combination, which expenses Broadcom expects to record in the quarter ending June 30, 2000. The Pro Forma Statements give effect to the business combination as if it had occurred prior to the beginning of each period presented.

        All share numbers and per share amounts included in the Pro Forma Statements have been retroactively adjusted to reflect Broadcom's 2-for-1 stock splits, each in the form of a 100% stock dividend, effective February 11, 2000 and February 17, 1999, respectively, as well as an earlier 3-for-2 stock split effective March 9, 1998.

        The Pro Forma Statements are unaudited; however, they contain all normal recurring accruals and adjustments that, in the opinion of management, are necessary to present fairly the combined financial position and results of operations of Broadcom and subsidiaries and Pivotal for each of the nine quarters through March 31, 2000, and the combined results of operations for the years ended December 31, 1999, 1998 and 1997. It should be understood that accounting measurements at interim dates inherently involve greater reliance on estimates than at year-end. The Pro Forma Statements are presented for informational purposes only, do not purport to constitute complete financial statements, and are not necessarily indicative of future operating results. The Pro Forma Statements also do not include footnotes and certain financial presentations normally required for complete financial statements under generally accepted accounting principles. Therefore, the Pro Forma Statements should be read in conjunction with Broadcom's audited financial statements and notes thereto for the year ended December 31, 1999, and the related Management's Discussion and Analysis of Financial Condition and Results of Operations, included in the Annual Report on Form 10-K.

        The information contained in this Form 8-K is not a complete description of our business or the risks associated with an investment in our common stock. We urge you to carefully review and consider the various disclosures, including but not limited to the sections entitled "Management's Discussion and Analysis of Financial Condition" and "Risk Factors," made by us in our Annual Report on Form 10-K for the year ended December 31, 1999, and in our other reports filed with the Securities and Exchange Commission, including our subsequent reports on Forms 10-Q and 8-K, that discuss our business in greater detail and advise interested parties of certain risks, uncertainties and other factors that may affect our business, results of operations or financial condition.

         Unaudited Condensed Pro Forma Combined Statements of Operations
                    (In thousands, except per share amounts)


                                                                       Three Months Ended
                                             ----------------------------------------------------------------------
                                              Mar. 31,       June 30,       Sept. 30,      Dec. 31,        Mar. 31,
                                               1999            1999           1999           1999           2000
                                             ---------      ---------       ---------      ---------      ---------
Revenue                                      $ 100,214      $ 119,452       $ 139,561      $ 161,998      $ 191,591
Cost of revenue                                 41,006         48,077          56,345         66,563         79,077
                                             ---------      ---------       ---------      ---------      ---------
Gross profit                                    59,208         71,375          83,216         95,435        112,514
Operating expense:
   Research and development                     24,664         30,216          31,294         35,559         45,613
   Selling, general and administrative          13,814         15,090          15,132         18,566         19,138
   Merger-related costs                             --         11,122           4,088             --          2,901
   Litigation settlement costs                      --         17,036              --             --             --
                                             ---------      ---------       ---------      ---------      ---------
Income (loss) from operations                   20,730         (2,089)         32,702         41,310         44,862
Interest and other income, net                   1,707          2,006           2,156          2,779          3,425
                                             ---------      ---------       ---------      ---------      ---------
Income (loss) before income taxes               22,437            (83)         34,858         44,089         48,287
Provision (benefit) for income taxes             7,708           (242)         10,264         11,100          9,658
                                             ---------      ---------       ---------      ---------      ---------
Net income                                   $  14,729      $     159       $  24,594      $  32,989      $  38,629
                                             =========      =========       =========      =========      =========
Basic earnings per share                     $     .08      $      --       $     .12      $     .16      $     .18
                                             =========      =========       =========      =========      =========
Diluted earnings per share                   $     .07      $      --       $     .10      $     .13      $     .15
                                             =========      =========       =========      =========      =========
Weighted average shares (basic)                194,360        200,865         203,756        207,688        211,217
                                             =========      =========       =========      =========      =========
Weighted average shares (diluted)              225,640        233,434         238,333        245,199        252,577
                                             =========      =========       =========      =========      =========

The combined statements of operations above have been restated to give retroactive effect to acquisitions accounted for using the pooling-of-interests method.

         Unaudited Condensed Pro Forma Combined Statements of Operations
                    (In thousands, except per share amounts)


                                                             Three Months Ended
                                            --------------------------------------------------
                                            Mar. 31,      June 30,      Sept. 30,     Dec. 31,
                                              1998          1998          1998          1998
                                            --------      --------      --------      --------
Revenue                                     $ 37,190      $ 49,244      $ 55,474      $ 74,821
Cost of revenue                               14,083        21,427        24,898        30,995
                                            --------      --------      --------      --------
Gross profit                                  23,107        27,817        30,576        43,826
Operating expense:
   Research and development                    9,239        11,935        14,910        19,460
   Selling, general and administrative         6,036         7,162         8,528        12,396
                                            --------      --------      --------      --------
Income from operations                         7,832         8,720         7,138        11,970
Interest and other income, net                   323         1,312         1,266         1,279
                                            --------      --------      --------      --------
Income before income taxes                     8,155        10,032         8,404        13,249
Provision for income taxes                     3,627         4,545         3,869         6,410
                                            --------      --------      --------      --------
Net income                                  $  4,528      $  5,487      $  4,535      $  6,839
                                            ========      ========      ========      ========
Basic earnings per share                    $    .04      $    .03      $    .02      $    .04
                                            ========      ========      ========      ========
Diluted earnings per share                  $    .03      $    .03      $    .02      $    .03
                                            ========      ========      ========      ========
Weighted average shares (basic)              127,259       179,403       182,503       189,700
                                            ========      ========      ========      ========
Weighted average shares (diluted)            180,788       209,566       212,351       219,338
                                            ========      ========      ========      ========

The combined statements of operations above have been restated to give retroactive effect to acquisitions accounted for using the pooling-of-interests method.

         Unaudited Condensed Pro Forma Combined Statements of Operations
                    (In thousands, except per share amounts)



                                                    Years Ended December 31,
                                            ---------------------------------------
                                               1999          1998           1997
                                            ---------      ---------      ---------
Revenue                                     $ 521,225      $ 216,729      $  42,341
Cost of revenue                               211,991         91,403         15,563
                                            ---------      ---------      ---------
Gross profit                                  309,234        125,326         26,778
Operating expense:
   Research and development                   121,733         55,544         22,822
   Selling, general and administrative         62,602         34,122         11,886
   Merger-related costs                        15,210             --             --
   Litigation settlement costs                 17,036             --             --
                                            ---------      ---------      ---------
Income (loss) from operations                  92,653         35,660         (7,930)
Interest and other income, net                  8,648          4,180            107
                                            ---------      ---------      ---------
Income (loss) before income taxes             101,301         39,840         (7,823)
Provision (benefit) for income taxes           28,830         18,451           (852)
                                            ---------      ---------      ---------
Net income (loss)                           $  72,471      $  21,389      $  (6,971)
                                            =========      =========      =========
Basic earnings (loss) per share             $     .36      $     .13      $    (.06)
                                            =========      =========      =========
Diluted earnings (loss) per share           $     .31      $     .10      $    (.06)
                                            =========      =========      =========
Weighted average shares (basic)               201,667        169,716        116,508
                                            =========      =========      =========
Weighted average shares (diluted)             235,651        205,511        116,508
                                            =========      =========      =========

The combined statements of operations above have been restated to give retroactive effect to acquisitions accounted for using the pooling-of-interests method.

              Unaudited Condensed Pro Forma Combined Balance Sheets
                                 (In thousands)


                                                       Mar. 31,         June 30,       Sept. 30,        Dec. 31,        Mar. 31,
                                                         1999             1999           1999             1999            2000
                                                       ---------       ---------       ---------       ---------       ---------
ASSETS
Current assets:
     Cash and cash equivalents                         $  92,772       $ 109,014       $ 162,129       $ 180,816       $ 237,741
     Short-term investments                               51,641          64,289          78,348          90,059          90,902
     Accounts receivable, net                             46,510          50,834          64,550          92,124          91,551
     Inventory                                            15,326           7,393          12,257          19,177          30,991
     Deferred taxes                                        6,184           6,546           7,183           8,380           8,380
     Prepaid expenses and other current assets             8,486          11,776          13,646          12,950          22,633
                                                       ---------       ---------       ---------       ---------       ---------
       Total current assets                              220,919         249,852         338,113         403,506         482,198
Property and equipment, net                               37,924          40,536          46,198          51,151          54,037
Long-term investments                                     42,124          28,106          20,072           9,351              --
Deferred taxes                                            10,793          34,849          68,317         137,779         211,728
Other assets                                               8,504           6,337           9,131           7,966          11,490
                                                       ---------       ---------       ---------       ---------       ---------
       Total assets                                    $ 320,264       $ 359,680       $ 481,831       $ 609,753       $ 759,453
                                                       =========       =========       =========       =========       =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
     Trade accounts payable                            $  31,766       $  26,135       $  56,031       $  46,458       $  56,836
     Wages and related benefits                            7,035           9,594          12,156          15,430          14,716
     Accrued liabilities                                   9,904          19,121          23,384          26,131          20,689
     Current portion of long-term debt                     5,641           4,367           1,271           1,787           1,606
                                                       ---------       ---------       ---------       ---------       ---------
       Total current liabilities                          54,346          59,217          92,842          89,806          93,847
Long-term debt, less current portion                       5,089           2,461           2,937           3,075           1,834
Shareholders' equity:
     Common stock                                        243,871         282,717         350,508         451,294         558,712
     Notes receivable from employees                      (2,541)         (2,389)         (2,219)         (1,821)         (1,631)
     Deferred compensation                                (8,213)         (9,185)         (9,279)        (12,632)        (11,969)
     Retained earnings                                    27,712          26,859          47,042          80,031         118,660
                                                       ---------       ---------       ---------       ---------       ---------
       Total shareholders' equity                        260,829         298,002         386,052         516,872         663,772
                                                       ---------       ---------       ---------       ---------       ---------
       Total liabilities and shareholders' equity      $ 320,264       $ 359,680       $ 481,831       $ 609,753       $ 759,453
                                                       =========       =========       =========       =========       =========

The combined balance sheets above have been restated to give retroactive effect to acquisitions accounted for using the pooling-of-interests method.

              Unaudited Condensed Pro Forma Combined Balance Sheets
                                 (In thousands)


                                                        Mar. 31,          June 30,        Sept. 30,        Dec. 31,
                                                          1998             1998             1998             1998
                                                        ---------        ---------        ---------        ---------
ASSETS
Current assets:
     Cash and cash equivalents                          $  39,604        $  87,411        $  52,172        $  77,555
     Short-term investments                                   796            3,729           16,684           34,344
     Accounts receivable, net                              17,504           27,870           26,023           42,463
     Inventory                                              7,593           11,478            5,884            7,325
     Deferred taxes                                         1,226            1,093            1,093            6,184
     Prepaid expenses and other current assets              1,252            2,155            5,993           10,144
                                                        ---------        ---------        ---------        ---------
       Total current assets                                67,975          133,736          107,849          178,015
Property and equipment, net                                15,377           19,181           27,770           32,899
Long-term investments                                          --           25,094           43,152           42,826
Deferred taxes                                              1,319            1,904            2,720            9,552
Other assets                                                2,643            2,058            3,306            7,855
                                                        ---------        ---------        ---------        ---------
       Total assets                                     $  87,314        $ 181,973        $ 184,797        $ 271,147
                                                        =========        =========        =========        =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
     Trade accounts payable                             $  19,486        $  16,705        $  15,362        $  22,506
     Wages and related benefits                             1,484            2,060            3,159            3,201
     Accrued liabilities                                    7,018            3,506            7,169            8,232
     Current portion of long-term debt                      2,629            3,648            7,105            7,735
                                                        ---------        ---------        ---------        ---------
       Total current liabilities                           30,617           25,919           32,795           41,674
Long-term debt, less current portion                        2,240            1,031            4,931            5,049
Shareholders' equity:
     Common stock                                          65,748          159,905          147,690          221,250
     Notes receivable from employees                       (3,513)          (3,571)          (3,123)          (2,743)
     Deferred compensation                                 (7,074)          (5,956)          (5,664)          (8,078)
     Retained earnings (deficit)                             (704)           4,645            8,168           13,995
                                                        ---------        ---------        ---------        ---------
       Total shareholders' equity                          54,457          155,023          147,071          224,424
                                                        ---------        ---------        ---------        ---------
       Total liabilities and shareholders' equity       $  87,314        $ 181,973        $ 184,797        $ 271,147
                                                        =========        =========        =========        =========

The combined balance sheets above have been restated to give retroactive effect to acquisitions accounted for using the pooling-of-interests method.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            BROADCOM CORPORATION,
                                            a California corporation


June 30, 2000                               By: /s/ WILLIAM J. RUEHLE
                                               ---------------------------------
                                               William J. Ruehle
                                               Vice President and
                                               Chief Financial Officer